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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          June 25, 2003 (June 24, 2003)
                Date of Report (Date of earliest event reported)




                               DIMON INCORPORATED
             (Exact name of registrant as specified in its charter)


          Virginia                000-25734,  001-13684          54-1746567
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                512 Bridge Street
                            Danville, Virginia 24541
                    (Address of principal executive offices)


                                 (804) 792-7511
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)


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                      INFORMATION TO BE INCLUDED IN REPORT

Item 9.       Regulation FD Disclosure.
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The information in this report (including the exhibit) is furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by DIMON Incorporated that the information is material or that the dissemination of the information is required by Regulation FD.

On June 24, 2003, DIMON issued a press release. A copy of the press release is being furnished as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Item 9.

DIMON regards any information provided in the press release to be current and accurate only as of the date of the press release and specifically disclaims any duty to update such information unless it is necessary to do so in accordance with applicable law.

This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Risks and uncertainties include changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for the Company's tobacco products, and the impact of regulation and litigation on the Company's customers. A further list and description of these risks, uncertainties and other factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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         c)   Exhibits.
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                       Number           Exhibit
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                       99.1             Press Release, dated June 24, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DIMON Incorporated



Date: June 25, 2003              By:   /s/ Thomas G. Reynolds
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                                 Thomas G. Reynolds
                                 Vice President - Controller
                                 (Principal Accounting Officer)
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                                  EXHIBIT INDEX
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         99.1              Press Release, dated June 24, 2003